[LOGO] FIFTH THIRD FUNDS

                                   [PICTURE]

Fifth Third Funds
Money Market Mutual Fund

Institutional Shares




                                                  U.S. TREASURY MONEYMARKET FUND





                     For Customers of 1st Source Bank Only
==================
Prospectus
November 30, 2000

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

            Fifth Third Funds
            U.S. Treasury Money Market Fund
            Institutional Shares                   Table of Contents

Overview

This section provides important information about the Fifth Third U.S. Treasury Money Market Fund (the "Fund"), a separate series of Fifth Third Funds (the "Trust"), including:

 . the investment objective

 . principal investment strategies

 . principal risks, and

 . volatility and performance information

The Fund is managed by Fifth Third Bank.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

Objectives, Strategies and Risks
------------------------------------------------
U.S. Treasury Money Market Fund                1
Shareholder Fees and Fund Expenses
------------------------------------------------
Fee Table                                      4
Expense Example                                4
Additional Information About the Fund's
 Investments
------------------------------------------------
                                               5
Fund Management
------------------------------------------------
Investment Advisor                             8
Fund Administration                            8
Shareholder Information
------------------------------------------------
Purchasing and Selling Fund Shares             9
Purchasing and Adding to Your Shares           9
Selling Your Shares                           10
Exchanging Your Shares                        10
Dividends and Capital Gains                   11
Taxation                                      11
Financial Highlights
------------------------------------------------
                                              12
Back Cover
------------------------------------------------
Where to learn more about Fifth Third Funds

            Fifth Third U.S. Treasury Money Market Fund
                                                                          [LOGO]

Fundamental         Stability of principal and current income consistent with
Objective           stability of principal.

Principal           The Fund manages its portfolio subject to strict SEC
Investment          guidelines, which are designed so that the Fund may
Strategies          maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    The Fund invests at least 95% of its total assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. government, and repurchase agreements collateralized by U.S. Treasury securities.

                    The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

Principal           The Fund's principal risks include interest rate risk and
Investment Risks    net asset value risk. Interest rate risk involves the
                    possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant
                    $1.00 per share.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency. Although
 the Fund seeks
 to preserve the
 value of your
 investment at
 $1.00 per share,
 it is possible
 to lose money by
 investing in
 this Fund.

            Fifth Third U.S. Treasury Money Market Fund
                                                                          [LOGO]

Volatility and Performance Information

The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time.

The returns
assume that Fund
distributions
have been
reinvested.

Past performance
does not indicate
how the Fund will
perform in the
future.

                                    [GRAPH]

        Year-by-Year Total Returns as of 12/31 For Institutional Shares

                              1990          7.84%
                              1991          5.67%
                              1992          3.39%
                              1993          2.74%
                              1994          3.79%
                              1995          5.57%
                              1996          5.50%
                              1997          5.25%
                              1998          5.12%
                              1999          4.70%


                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


                          Best quarter:                Q3 1990        1.93%
                          Worst quarter:               Q4 1993        0.67%
                          Year to Date Return (1/1/00 to 9/30/00): 4.36%

                                -------------------------


                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                1999)
                                               ----------

                         Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                   -------------------------------------------------------------------------
   Institutional Shares  12/12/88         4.70%      5.14%         4.90%          5.27%

--------------------------------------------------------------------------------

  To obtain current yield information, call 1-888-799-5353.

            Shareholder Fees and Fund Expenses
Fee Table

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Fund.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2000.

                                        Fifth Third
                                       U.S. Treasury
                                       Money Market
                                           Fund
 Shareholder Fees
  Maximum Sales Charge (Load) Imposed
  on Purchases                              None
-------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                   None
-------------------------------------------------------------------------------
  Maximum Deferred Sales
  Load                                      None
-------------------------------------------------------------------------------
  Annual Fund Operating
  Expenses
  (as a percentage of
  average net assets)
  Management fees                          0.40%
-------------------------------------------------------------------------------
  Distribution (12b-1)
  fees                                      None
-------------------------------------------------------------------------------
  Other expenses                           0.22%
-------------------------------------------------------------------------------
  Total Annual Fund
  Operating Expenses/1/                    0.62%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
/1/During the last fiscal year Fifth Third Bank waived Management Fees of 0.14%
  for the Fund and BISYS waived Administration Fees of 0.10% for the Fund.
  Therefore, Total Annual Fund Operating Expenses after fee waivers were 0.38%
  for the Fund. These waivers may be discontinued at any time.


Expense Example

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


             Fifth Third
            U.S.
            Treasury                         1         3     5    10
             Money
            Market Fund                    Year      Years Years Years

               ----------------------------------------------------------------
             Institutional
             Shares                        $  63     $ 199 $ 346  $774
               ----------------------------------------------------------------

            Additional Information About the Fund's Investments
Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

INSTRUMENT                                                          RISK TYPE
----------                                                          ---------
Derivatives: Instruments whose value is derived from an             Management
 underlying contract, index or security, or any combination           Market
 thereof, including futures, options (e.g., put and calls),           Credit
 options on futures, swap agreements, and some mortgage-            Liquidity
 backed securities.                                                  Leverage
                                                                  Interest Rate

Illiquid Securities: Securities which may be difficult to           Liquidity
 sell at an acceptable price.                                         Market

Investment Company Securities: Shares of investment                   Market
 companies. These investment companies may include money
 market funds of Fifth Third Funds and shares of other
 registered investment companies for which the Adviser to a
 Fund or any of their affiliates serves as investment
 adviser, administrator or distributor.

Money Market Instruments: Investment-grade, U.S. dollar               Market
 denominated debt securities that have remaining maturities           Credit
 of one year or less. These securities may include U.S.
 government obligations, commercial paper and other short-
 term corporate obligations, repurchase agreements
 collateralized with U.S. government securities,
 certificates of deposit, bankers' acceptances, and other
 financial institution obligations.These securities may
 carry fixed or variable interest rates.

Repurchase Agreements: The purchase of a security and the             Market
 simultaneous commitment to return the security to the               Leverage
 seller at an agreed upon price on an agreed upon date.
 This is treated as a loan.

Restricted Securities: Securities not registered under the          Liquidity
 Securities Act of 1933, such as privately placed                     Market
 commercial paper and Rule 144A securities.

Reverse Repurchase Agreement: The sale of a security and              Market
 the simultaneous commitment to buy the security back at an          Leverage
 agreed upon price on an agreed upon date. This is treated
 as a borrowing by the Fund.

U.S. Government Agency Securities: Securities issued by           Interest Rate
 agencies and instrumentalities of the U.S. government.               Credit
 These include Ginnie Mae, Fannie Mae, and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, separately        Interest Rate
 traded registered interest and principal securities, and
 coupons under bank entry safekeeping.

            Additional Information About the Fund's Investments

INSTRUMENT                                                         RISK TYPE
----------                                                         ---------
When-Issued and Delayed Delivery Transactions: Purchase or           Market
 contract to purchase securities at a fixed price for               Leverage
 delivery at a future date. Under normal market                    Liquidity
 conditions, when-issued purchases and forward commitments           Credit
 will not exceed 20% of the value of the Fund's total
 assets.

Yankee Bonds and Similar Debt Obligations: U.S. dollar               Market
 denominated bonds issued by foreign corporations or                 Credit
 governments. Sovereign bonds are those issued by the            Interest Rate
 government of a foreign country. Supranational bonds are
 those issued by supranational entities, such as the World
 Bank and European Investment Bank. Canadian bonds are
 those issued by Canadian provinces.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investment are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            Additional Information About the Fund's Investments
Management Risk. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

            Fund Management
Investment Advisor

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Fund.

As of September 30, 2000, Fifth Third Bank had approximately $22.2 billion of assets under management, including approximately $5.3 billion of assets of Fifth Third Funds.

The management fees paid by the Fund, after voluntary fee waivers, for the fiscal year ended July 31, 2000 were as follows:

                                             As a percentage of
                                             average net assets
---------------------------------------------------------------
Fifth Third U.S. Treasury Money Market Fund         0.26%
---------------------------------------------------------------

Fund Administration

BISYS Fund Services Limited Partnership ("BISYS") serves as the administrator of the Fund. The administrator generally assists in all aspects of the Fund's administration and operation, including providing the Fund with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services. BISYS provides these at an annual rate as specified below.

          Maximum                                      Average Aggregate Daily
     Administrative Fee                                Net Assets of the Trust
     ------------------                                -----------------------
           0.20%                                       of the first $1 billion
           0.18%                                        of the next $1 billion
           0.17%                                       in excess of $2 billion

BISYS may periodically waive all or a portion of its administrative fee which will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund, including providing certain administrative personnel and services necessary to operate the Fund. Fifth Third Bank receives a fee from BISYS for providing sub-administrative services at an annual rate of 0.035% of the average aggregate daily net assets of the Fund.

            Shareholder Information
Purchasing and Selling Fund Shares

Pricing Fund Shares

The price of the Fund's shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Fund is determined by using amortized cost.

Fifth Third U.S. Treasury Money Market Fund calculates its NAV at 1 p.m. Cincinnati time. The Fund's NAV is calculated each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. The Fund will be closed on those days that Fifth Third Bank is closed and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

Purchasing and Adding to Your Shares

You may purchase shares on days when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund or its transfer agent. All orders must be received by the Fund or its transfer agent by 1 p.m. (Cincinnati time) in order to receive that day's NAV.

Institutional shares only may be purchased through broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with Fifth Third Bank to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend declared for that day.

Minimum
Investments

                    The minimum initial investment in Institutional Shares of the Fund offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust.

                    All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. Third-party checks are not accepted.

                    For details, call 1-800-882-6935.

                    The Fund may reject a purchase order for any reason.

Avoid 31% Tax Withholding

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

            Shareholder Information
Selling Your Shares

You may sell your shares on days when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. All orders must be received by the Fund or its transfer agent prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

Postponement of Redemption Payments

The Fund may delay sending to you redemption proceeds for up to 7 days, or longer if permitted by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request to the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Exchanging Your Shares

You may exchange     Instructions for Exchanging Shares
your Fund shares
for Institutional    To exchange your shares, call the broker-dealer,
shares of any        investment adviser, financial planner or other
other Fund of the    institution through which you purchased your shares for
Trust. No            exchange procedures or call 1-800-882-6935.
transaction fees
are charged for
exchanges. Be
sure to read the     Notes on Exchanges
Prospectus
carefully of any     To prevent disruption in the management of the Fund,
Fund into which      market timing strategies and frequent exchange activity
you wish to          may be limited by the Fund. Although not anticipated, the
exchange shares.     Fund may reject exchanges, or change or terminate rights
                     to exchange shares at any time.
You must meet the
minimum
investment           Shares of the new Fund must be held under the same
requirements for     account names with the same registration and tax
the Fund into        identification numbers, as the shares of the old Fund.
which you are
exchanging.          The Exchange Privilege may be changed or eliminated at
Exchanges from       any time.
one Fund to
another are          The Exchange Privilege is available only in states where
taxable for          shares of the Fund may be sold.
investors subject
to federal or        All exchanges are based on the relative net asset value
state income         next determined after the exchange order is received by
taxation.            the Fund.

            Shareholder Information
Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. The Fund does not expect to pay any capital gains.

Taxation

Federal Income Tax

The Fund expects to distribute substantially all of its investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This requirement applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid).

Any gain from the sale or exchange of Fund shares will generally also be subject to tax.

This is a brief summary of certain federal income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

            Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended July 31, 2000 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for periods ended prior to July 31, 2000 has been audited by Ernst & Young LLP.

                                     Fifth Third U.S. Treasury Money Market Fund
                                    Institutional Shares

                                           Year Ended July 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
Per share data                 --------  --------  --------  --------  --------
Net asset value, beginning of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income             0.06      0.05      0.05      0.05      0.05
--------------------------------------------------------------------------------
 Total from investment
  operations                       0.06      0.05      0.05      0.05      0.05
--------------------------------------------------------------------------------
Less distributions
 Distributions to shareholders
  from net investment income      (0.06)    (0.05)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------
 Total distributions              (0.06)    (0.05)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of the
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                       5.40%     4.68%     5.31%     5.11%     5.24%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                      0.38%     0.38%     0.38%     0.42%     0.43%
 Net investment income             5.26%     4.57%     5.19%     5.00%     5.10%
 Expense waiver/reimbursement
  (a)                              0.24%     0.24%     0.24%     0.17%     0.12%
--------------------------------------------------------------------------------
Supplemental data
 Net assets, end of period
  (000s)                       $871,657  $856,286  $876,089  $539,087  $489,228
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.

Addresses
--------------------------------------------------------------------------------

Fifth Third U.S. Treasury Money Market Fund        Fifth Third Funds
                                                   c/o Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Investment Advisor                                 Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing
  Agent, and Sub-Administrator                     Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Distributor, Administrator, and Sub-Transfer
  Agent                                            BISYS Fund Services
                                                     Limited Partnership
                                                   3435 Stelzer Road
                                                   Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors                               Arthur Andersen LLP
                                                   Suite 1500
                                                   425 Walnut Street
                                                   Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semiannual Reports (Reports):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

You can get free copies of Annual and Semi-Annual Reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                               Fifth Third Funds
                             c/o Fifth Third Bank
                           38 Fountain Square Plaza
                            Cincinnati, Ohio 45263
                           Telephone: 1-88-799-5353
                         Internet: http://www.53.com*
                                   ------------------

--------------------------------------------------------------------------------
              *The Funds' website is not part of this Prospectus.

You can review the Annual and Semi-Annual Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

 . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

 .  At no charge from the Commission's Website at http://www.sec.gov.

                          [LOGO OF FIFTH THIRD FUNDS]





11/00                                  Investment Company Act file no. 811-5669